UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 2018

FREEDOM HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33034	30-0233726
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

77/7 Al Farabi Ave., “Essentai Tower” BC, Floor 3, Almaty, Kazakhstan
(Address of principal executive offices)

050040
(Zip code)

(801) 355-2227
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.05.
Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On July 25, 2018, the board of directors (the “Board”) of Freedom Holding Corp. (the “Company”) adopted a new Code of Ethics and Business Conduct (the “Code”), which governs the conduct of all directors, officers and employees of the Company and its subsidiaries. The Company’s prior Code of Ethics was adopted a number of years ago. The Board believes the new Code is more robust and detailed and better reflects the Company’s current practices and the current standards in public company corporate governance.

The new Code provides enhanced descriptions of the types of situations that would or may involve a conflict of interest. It also provides more detailed guidelines with regard to determination of conflicts of interest, the process for pre-approval of such transactions and guidance on duties to directors, officers and employees within the context of corporate opportunities. The new Code expands the Company’s commitment to legal and disclosure compliance, and more fully addresses the protection and proper use of Company assets. The new Code imposes additional responsibilities upon directors, officers and employees with regard to preparation and verification of the Company books, records and accounts. The new Code implements more detailed standards for reporting and enforcement of violations of the new Code, procedures for obtaining waivers of Code violations and a prohibition against retaliation against parites who make good faith reports of known or suspected acts of misconduct or other violations. The new Code also encourages employees to discuss observed violations with their supervisors and the Company’s President, or when one is appointed, the Company’s Chief Compliance Officer.

The foregoing summary of the changes between the Company’s prior Code of Ethics and the new Code is qualified in all respects by the full text of the new Code, which is filed herewith as Exhibit 14.1.

Item 9.01
Financial Statements and Exhibits

Exhibit No.	Exhibit Name
14.01	Freedom Holding Corp Code of Ethics and Business Conduct

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM HOLDING CORP.

Date: July 27, 2018	By:	/s/ Evgeniy Ler
Evgeniy Ler
Chief Financial Officer